BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated September 9, 2016 to the

Aon Captives Shares

Prospectus of the Fund, dated April 29, 2016

Effective September 22, 2016, BlackRock Fund Advisors intends to comply with certain amendments to Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended, that remove references in the Rule to credit ratings issued by Nationally Recognized Statistical Rating Organizations (“NRSROs”), remove references in the Rule to first tier and second tier securities and amend the definition of “Eligible Securities” in the Rule to eliminate references to NRSRO ratings, among other amendments. Accordingly, effective September 22, 2016 the following changes are made to the Fund’s Prospectus:

The section entitled “Details About the Fund—How the Fund Invests” is amended to delete the fifth bullet of that section in its entirety.

The section entitled “Details About the Fund—How the Fund Invests” is amended by adding the following text at the end of that section:

The securities purchased by the Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will purchase securities (or issuers of such securities) that are Eligible Securities that present minimal credit risk as determined by BFA pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund will generally limit its purchase of any one issuer’s securities (other than U.S. Government obligations and repurchase agreements collateralized by such securities) to 5% of the Fund’s total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days; provided that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing exception at any one time.

The Glossary is amended by adding the following definition of “Eligible Securities” immediately following the definition of “Dollar-Weighted Average Maturity”:

Eligible Securities—Applicable Eligible Securities include:

•	securities with a remaining maturity of 397 calendar days or less (with certain exceptions) that BFA determines present minimal credit risks to the fund after considering certain factors;

•	securities issued by other registered investment companies that are money market funds; or

•	securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

Shareholders should retain this Supplement for future reference.

PRO-CF-INST-0916SUP